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                                                                   EXHIBIT 10.16

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

     This Pledge and Security Agreement (the "Agreement") is entered into as of
                                              ---------
January 28, 2000 by and between Aeneid Corporation, a California corporation (the "Company") and Willie Tejada ("Borrower").
      -------                       --------

                                   RECITALS
                                   --------

     In connection with a non-recourse promissory note of even date herewith (the "Note") by Borrower in favor of the Company, the Company requires that the
      ----
Note be secured by a pledge of 63,292 shares of the Company's Common Stock owned by the Borrower (the "Shares") on the terms set forth below.
                      ------

                                   AGREEMENT
                                   ---------

     In consideration of the Company's acceptance of the Note, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   The Note shall become payable in full on January 28, 2003.

     2.   Borrower shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the "Pledge Holder"), all certificates
                                              -------------
representing the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Borrower and
                                          ------------
by Borrower's spouse (if required for transfer), in blank, for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Agreement. In addition, if Borrower is married, Borrower's spouse shall execute the signature page attached to this Agreement.

     3. As security for the payment of the Note and any renewal, extension or modification of the Note, Borrower hereby grants to the Company a security interest in and pledges with and delivers to the Company the Shares (sometimes referred to herein as the "Collateral").
                           ----------

     4. In the event that Borrower repays a portion of the Note, in accordance with the provisions thereof, Borrower intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note.

     5. In the event of any foreclosure of the security interest created by this Agreement, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the Company, or
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by any person to whom the Company may have assigned its rights under this
Agreement, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares, reduced by any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws.

     6. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code, including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

               (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

               (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Borrower's Note.

               (c)  Any remaining proceeds shall be delivered to Borrower.

     7. Upon full payment by Borrower of all amounts due under the Note, Pledge Holder shall deliver to Borrower all Shares in Pledge Holder's possession belonging to Borrower, and Pledge Holder shall thereupon be discharged of all further obligations under this Agreement.

     8. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to conflicts of laws principles.

                                      -2-
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     The parties have executed this Pledge and Security Agreement as of the date first set forth above.

                              COMPANY:

                              AENEID CORPORATION


                              By: /s/ Douglas S. Bennett
                                 ------------------------------

                              Name: Douglas S. Bennett
                                   -----------------------------
                                   (print)

                              Title: President
                                    -----------------------------

                              Address:
                              282 2/nd/ Street, Suite 300
                              San Francisco, CA 94105


                              BORROWER:

                              WILLIE TEJADA


                                /s/ Willie Tejada
                              ---------------------------------
                              (Signature)

                              Address:

                              12 Portola Green Cir.
                              ----------------------------------
                              Portola Valley, CA 94028
                              -----------------------------------

                                      -3-
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                                 ATTACHMENT A
                                 ------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

          FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned ("Borrower") and Aeneid Corporation (the
                                    --------
"Company") dated January 28, 2000 (the "Agreement"), Borrower hereby sells,
 -------                                ---------
assigns and transfers unto the Company _____________________________ (________)
shares of the Common Stock of the Company standing in Borrower's name on the books of the Company and represented by Certificate No. ___, and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated:______________.

                              Signature:

                              ________________________________________
                              Willie Tejada


                              ________________________________________
                              Spouse of Willie Tejada (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to transfer shares to the Company if, as and when required under the Pledge and Security Agreement without requiring additional signatures on the part of Borrower.